UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2008
TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001- 33335 (Commission File Number)	84-1496755 (IRS Employer Identification No.)

One Time Warner Center, North Tower, New York, New York 10019
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (212) 364-8200
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-1.1 UNDERWRITING AGREEMENT, DATED JUNE 16, 2008
EX-4.1 FORM OF 6.20% NOTES DUE 2013
EX-4.2 FORM OF 6.75% NOTES DUE 2018
EX-4.3 FORM OF 7.30% DEBENTURES DUE 2038

Item 1.01	Entry into a Material Definitive Agreement.
     On June 19, 2008, Time Warner Cable Inc. (the “Company”) completed its previously announced offering of $5.0 billion in aggregate principal amount of senior unsecured notes and debentures consisting of $1.5 billion principal amount of 6.20% notes due 2013 (the “2013 Notes”), $2.0 billion principal amount of 6.75% notes due 2018 (the “2018 Notes”) and $1.5 billion principal amount of 7.30% debentures due 2038 (the “2038 Debentures” and, together with the 2013 Notes and the 2018 Notes, the “Debt Securities”). The Debt Securities are guaranteed by Time Warner Entertainment Company, L.P. and TW NY Cable Holding Inc., each a subsidiary of the Company (collectively, the “Guarantors”). In connection with the offering, on June 16, 2008, the Company and the Guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, BNP Paribas Securities Corp., Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as representatives of the underwriters listed in Schedule II thereto (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. The offering of Debt Securities was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-151671) filed with the Securities and Exchange Commission (the “SEC”) on June 16, 2008 (the “Registration Statement”). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference and into this Report and the Registration Statement.
     The Debt Securities were issued pursuant to an Indenture, dated as of April 9, 2007 (the “Indenture”), by and among the Company, the Guarantors and The Bank of New York, as trustee. The Indenture was previously described in, and included as an exhibit to, the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2007.
     The 2013 Notes will mature on July 1, 2013, the 2018 Notes will mature on July 1, 2018 and the 2038 Debentures will mature on July 1, 2038. The 2013 Notes will bear interest at a rate of 6.20% per year, the 2018 Notes will bear interest at a rate of 6.75% per year and the 2038 Debentures will bear interest at a rate of 7.30% per year. Interest on the 2013 Notes, the 2018 Notes and the 2038 Debentures will be payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2009. The Debt Securities are unsecured senior obligations of the Company and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Debt Securities are unsecured senior obligations of the Guarantors and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantors.
     The Debt Securities may be redeemed in whole or in part at any time at the Company’s option at a redemption price equal to the greater of (i) 100% of the principal amount of the Debt Securities being redeemed and (ii) the sum of the present values of the remaining scheduled payments on the Debt Securities discounted to the redemption date on a semi-annual basis at a government treasury rate plus 40 basis points for each of the 2013 Notes, the 2018 Notes and the 2038 Debentures as further described in the Indenture and the Debt Securities, plus, in each case, accrued but unpaid interest to the redemption date. The forms of the Debt Securities are attached as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated by reference into this Report and the Registration Statement.
     Certain of the Underwriters or their affiliates have performed commercial and investment banking and advisory services for the Company and its affiliates from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. Certain affiliates of the Underwriters are lenders under the Company’s bank credit facilities, have committed financing to the Company for a bridge loan facility, the borrowings under which will finance, in part, a special dividend to be paid to the Company’s stockholders prior to the Company’s previously announced separation from Time Warner Inc. (“Time Warner”) and are lenders to the Company’s affiliates. Certain of the Underwriters or their affiliates are acting as financial advisors to the Company or Time Warner on the Company’s separation from Time Warner, for which they will receive fees under agreements they have entered into with the Company or Time Warner, as the case may be.
     The Company intends to use the net proceeds from the issuance of the Debt Securities to fund, in part, a special cash dividend payable pro rata to holders of the Company’s Class A common stock and Class B common stock. The special cash dividend is expected to be paid prior to the previously announced separation of the Company from Time Warner. To the extent that this separation is not consummated and, as a result, the special cash dividend is not declared, the Company will use the proceeds from the issuance of the Debt Securities for general corporate purposes, including repayment of indebtedness.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 16, 2008, among the Company, the Guarantors and Banc of America Securities LLC, BNP Paribas Securities Corp., Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule II thereto.

4.1	Form of 6.20% Notes due 2013.

4.2	Form of 6.75% Notes due 2018.

4.3	Form of 7.30% Debentures due 2038.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

By:	/s/ Robert D. Marcus
	Name:	Robert D. Marcus
	Title:	Senior Executive Vice President & Chief Financial Officer

Date: June 19, 2008

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 16, 2008, among the Company, the Guarantors and Banc of America Securities LLC, BNP Paribas Securities Corp., Greenwich Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule II thereto.

4.1	Form of 6.20% Notes due 2013.

4.2	Form of 6.75% Notes due 2018.

4.3	Form of 7.30% Debentures due 2038.